UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 30, 2013 (July 19, 2013)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	001-31568	04-2619298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In a Current Report on Form 8-K (the “Original Report”) filed by New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) with the Securities and Exchange Commission on July 19, 2013, the Partnership reported the completion of the following acquisition:

On June 14, 2013, Hamilton Green Apartments, LLC (“Hamilton Green”), a Massachusetts limited liability company whose manager is NewReal, Inc. (“New Real”), the general partner of New England Realty Associates Limited Partnership (the “Partnership”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Windsor Green at Andover LLC, a Delaware limited liability company (the “Seller”) to acquire Windsor Green at Andover, a 193 unit apartment complex located at 311 and 319 Lowell Street, Andover, Massachusetts (the “Property”), for a purchase price of $62.5 million in cash.  Hamilton Green’s sole member is Nashoba Apartments Limited Partnership, a Massachusetts limited partnership (“Nashoba”).  The Partnership is the sole limited partner of Nashoba, and Nashoba’s general partner is Nashoba Apartments, Inc., a Massachusetts corporation wholly owned by the Partnership.

On July 15, 2013, Hamilton Green entered into a Loan Agreement (the “Loan Agreement”) with Key Bank National Association, a national banking association headquartered in Cleveland, Ohio (“Lender”).

The Lender advanced Forty Million Dollars ($40,000,000) to Hamilton Green on July 15, 2013 (the “Loan”), and under the terms of the Loan Agreement, completed the acquisition of the Property, applying the proceeds of the Loan to the purchase price of the Property.

The Partnership filed a Current Report on Form 8-K on July 19, 2013 (the “Form 8-K”) to report, among other things, the completion of the transaction discussed above.  The Partnership hereby amends the Form 8-K to include in Item 9.01 thereof required financial statements and pro forma financial information.

Financial Statements and Exhibits

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS OF PROPERTY ACQUIRED — WINDSON GREEN AT ANDOVER, ANDOVER, MASSACHUSETTS.

Statement of Revenue and Certain Expenses

Independent Auditors’ Report

Statement of Revenue and Certain Expenses for each of the Two Years ended December 31, 2012 and 2011 and the unaudited Statement of Revenue and Certain Expenses for the Six Months Ended June 30, 2013

Notes to Statement of Revenue and Certain Expenses

(b)         UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

Pro Forma Consolidated Balance Sheet as of June 30, 2013

Pro Forma Consolidated Income Statement for the Six Months Ended June 30, 2013

Pro Forma Consolidated Income Statement for the Year Ended December 31, 2012

Notes to Pro Forma Consolidated Financial Statements

Independent Auditor’s Report

To the Partners

New England Realty Association Limited Partnership

We have audited the accompanying statements of revenue and certain expenses of Windsor Green at Andover, (the “Property”), for each of the two years ended December 31, 2012 and 2011.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statements of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statements of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statements of revenue and certain expenses based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statements of revenue and certain expenses.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statements of revenue and certain expenses, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Property’s preparation and fair presentation of the statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statements of revenue and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 2 of Windsor Green at Andover for each of the two years ended December 31, 2012 and 2011, in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting

As discussed in Note 2, the accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of New England Realty Association Limited Partnership) and are not intended to be a complete presentation of the Property’s revenue and expenses.  Our opinion is not modified with respect to this matter.

/s/ Miller Wachman LLP

Boston, Massachusetts

September 27, 2013

Windsor Green at Andover

Statements of Revenue and Certain Expenses

	Six Months ended	Years Ended
	June 30, 2013	December 31,
	(Unaudited)	2012	2011

Revenue
Rental income	$2,037,438	$3,980,551	$3,853,991
Laundry and other income	183,473	352,112	393,283

	2,220,911	4,332,663	4,247,274

Expenses
Administrative	89,263	178,515	180,581
Management fees	67,101	132,115	182,089
Operating	153,082	293,605	258,876
Renting	68,156	130,651	113,963
Repairs and maintenance	166,934	298,504	318,521
Taxes and insurance	237,607	466,185	457,114

	782,143	1,499,575	1,511,144

Revenue in Excess of Certain Expenses	$1,438,768	$2,833,088	$2,736,130

See Notes to the Statements of Revenue and Certain Expenses

Windsor Green at Andover

Notes to Statement of Revenue and Certain Expenses

Years ended December 31, 2012, 2011

And Six Months Ended June 30, 2013 (unaudited)

1.  Organization

On June 14, 2013, Hamilton Green Apartments, LLC (“Hamilton Green”), a Massachusetts limited liability company whose manager is NewReal, Inc. (“New Real”), the general partner of New England Realty Associates Limited Partnership (the “Partnership”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Windsor Green at Andover LLC, a Delaware limited liability company (the “Seller”) to acquire Windsor Green at Andover, a 193 unit apartment complex located at 311 and 319 Lowell Street, Andover, Massachusetts (the “Property”), for a purchase price of $62.5 million in cash.  Hamilton Green’s sole member is Nashoba Apartments Limited Partnership, a Massachusetts limited partnership (“Nashoba”).  The Partnership is the sole limited partner of Nashoba, and Nashoba’s general partner is Nashoba Apartments, Inc., a Massachusetts corporation wholly owned by the Partnership.

On July 15, 2013, Hamilton Green entered into a Loan Agreement (the “Loan Agreement”) with Key Bank National Association, a national banking association headquartered in Cleveland, Ohio (“Lender”).

The Lender advanced Forty Million Dollars ($40,000,000) to Hamilton Green on July 15, 2013 (the “Loan”), and under the terms of the Loan Agreement, completed the acquisition of the Property, applying the proceeds of the Loan to the purchase price of the Property.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenue and certain expenses of Windsor Green at Andover has been prepared in accordance with the rules of Regulation S-X of the Securities and Exchange Commission for inclusion in the Partnership’s Current Report on Form 8-K/A.  Accordingly, the statement of revenue and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future property operations.

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenue and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized monthly over the terms of the lease.  Leases are generally for a one-year term or less.

Laundry and other income is recognized when the related services are utilized by the tenants.

Unaudited Interim Information

The Statement of revenue and certain expenses for the period from January 1, 2013 through June 30, 2013 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period.  All such adjustments are of a normal recurring nature.  The results of operations for the period are not necessarily indicative of the Property’s future results of operations.

3.  Related Party Transactions

An affiliate of the Property provides management services to the Property.  For the years ended December 31, 2012 and 2011 and the six-months ended June 30, 2013, approximately $132,000, $182,000 and $67,000 (unaudited) of management fees were incurred.

4.  Income Taxes

Windson Green at Andover is not directly subject to income taxes.

5.  Commitments and Contingencies

The Property may be subject to various legal proceedings and claims that arise in the ordinary course of business.  These matters are generally covered by insurance.  Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property’s revenues and certain expenses.

6.  Subsequent Events

The Property has evaluated subsequent events through September 27, 2013.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of June 30, 2013 gives effect to the New England Realty Associates Limited Partnership (“NERA”) acquisition and financing described in Note A, as if such transaction had been completed at June 30, 2013.  The following unaudited pro forma consolidated statements of income for the six months ended June 30, 2013, and for the twelve months ended December 31, 2012, are presented as if the acquisition and financings were effective January 1, 2012.

The pro forma information is based on the historical financial statements of NERA and Windsor Green at Andover and gives effect to the transactions, assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.  In addition, these unaudited pro forma financial statements do not purport to project the future financial position or operating results of the entities.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisition and financing had occurred as assumed.  They should be read in conjunction with the historical financial statements of NERA, included in its Form 10-K for the year ended December 31, 2012, its Form 10-Q for the six months ended June 30, 2013, and the historical operating summary of Windson Green at Andover, (now known as Hamilton Green Apartments) elsewhere herein.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2013

		Pro Forma
		Adjustments	Consolidated
	Historic NERA (a)	Windsor Green (b)	Totals
ASSETS
Rental Properties	$94,292,069	$60,848,774	$155,140,843
Cash and Cash Equivalents	3,291,685	3,202	3,294,887
Rents Receivable	429,492	—	429,492
Real Estate Tax Escrows	347,420	—	347,420
Prepaid Expenses, Intangibles and Other Assets	2,767,011	1,752,000	4,519,011
Deposit and Escrow Held for the Acquisition of Real Estate	4,103,906	(4,103,906)	—
Investments in Unconsolidated Joint Ventures	11,137,984	—	11,137,984
Financing and Leasing Fees	1,770,603	644,632	2,415,235
Total Assets	$118,140,170	$59,144,702	$177,284,872
LIABILITIES AND PARTNERS’ CAPITAL
Mortgage Notes Payable	131,671,632	59,000,000	190,671,632
Accounts Payable and Accrued Expenses	2,018,815	—	2,018,815
Advance Rental Payments and Security Deposits	3,944,741	144,702	4,089,443
Total Liabilities	$137,635,188	$59,144,702	$196,779,890
Partners’ Capital	(19,495,018)		(19,495,018)
Total Liabilities and Partners’ Capital	$118,140,170	$59,144,702	$177,284,872

See Note A to Unaudited Pro Forma Consolidated Financial Statements

New England Realty Associates Limited Partnership

Notes to Unaudited Pro Forma Consolidated Financial Statements

A.            ADJUSTMENTS TO PRO FORMA JUNE 30, 2013 BALANCE SHEET

(a)         Derived from the Partnerships unaudited financial statements at June 30, 2013.

(b)         The following summarizes the transaction to be included in the pro forma balance sheet which is more fully described in Forms 8-K previously filed by NERA and in the Item 2 above.

Pro Forma Balance Sheet Adjustments Windsor Green at Andover Apartments
Date of Acquisition:	July 15, 2013

Rental Properties	60,848,774
Intangibles	1,752,000
Prepaid and other expenses	644,632
Deposits and Escrow Held for Acquisition	(4,103,906)
Advanced Rental payments and Security Deposits	(144,702)
Notes Payable	(59,000,000)
Cash	(3,202)

The above reflects the pro forma acquisition cost of Windsor Green at Andover Apartments in the amount of $62,848,774, a $38,500,000, 15 year mortgage note with an interest rate of 4.67% per annum (the expected permanent financing replacing the original $40,000,000 short-term note payable used to purchase the Property) and the Partnership’s refinancing of an existing $19,500,000 mortgage note with an interest rate of 4.84% per annum on property located at 62 Boylston Street, Boston, MA with a $40,000,000, 15 year mortgage note payable with a 30 year amortization, interest only for 3 years, with an interest rate of 3.97% per annum which occurred in July, 2013.  The Partnership is currently in the process of analyzing the fair value of in-place leases and other intangibles as well as the allocation of the building purchase price to specific assets classes.  The partnership has included estimates of these intangibles and other items in the pro forma financial statements. Accordingly, the purchase price allocation is preliminary and may be subject to change.

B.            ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED
JUNE 30, 2013:

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Six Months Ended June 30, 2013

		Pro Forma
		Historic			Consolidated
	Historic NERA (a)	Windson Green (b)	Adjustments		Totals
Revenues
Rental income	$17,828,769	$2,037,438	$—		$19,866,207
Laundry and sundry income	193,686	183,473	—		377,159
	18,022,455	2,220,911			20,243,366
Expenses
Administrative	1,149,855	89,263	—		1,239,118
Depreciation and amortization	2,933,991	—	1,647,082	(d)	4,581,073
Management fee	743,874	67,101	21,735	(c)	832,710
Operating	2,246,784	153,082	—		2,399,866
Renting	56,666	68,156	—		124,822
Repairs and maintenance	2,597,213	166,934	—		2,764,147
Taxes and insurance	2,365,792	237,607	150,966	(e)	2,754,365
	12,094,175	782,143	1,819,783		14,696,101
Income Before Other Income and Discontinued Operations	5,928,280	1,438,768	(1,819,783)		5,547,265
Other Income (Loss)
Interest income	715	—	—		715
Interest expense	(3,603,716)	—	(1,221,075	)(f)	(4,824,791)
(Loss) from investments in unconsolidated joint ventures	(653,189)	—	—		(653,189)
	(4,256,190)	—	(1,221,075)		(5,477,265)
Income From Continuing Operations	1,672,090	1,438,768	(3,040,858)		70,000
Discontinued Operations
Income from discontinued operations	19,873	—	—		19,873
Gain on the sale of real estate	3,678,779	—	—		3,678,779
	3,698,652	—	—		3,698,652
Net Income	$5,370,742	$1,438,768	$(3,040,858)		$3,768,652

Income per Unit
Income before discontinued operations	$12.85				$0.54
Income from discontinued operations	28.43				28.43
Net Income per Unit	$41.28				$28.97
Weighted Average Number of Units Outstanding	130,114				130,114

(a)        Derived from the Partnership’s unaudited financial statements for the six months ended June 30, 2013, adjusted for discontinued operations.

(b)        Reflects revenues and operating expenses as reported by Windsor Green at Andover Apartments for the six months ended June 30, 2013.

(c)          Reflects an expected increase in the management fee from 3% to 4%.

(d)        Reflects depreciation expense for the six months ended June 30, 2013 for the Windsor Green based on a 27.5 year estimated useful life for the property’s building and improvements using a combined cost basis of $48,679,000 (the remaining purchase price is expected to be allocated to land) and approximately $18,000 amortization of in-place leases and tenant relationships, as if the properties had been owned for the entire period.  The expected life of in-place leases and tenant relations is 12 months and 36 month respectively.

(e)         Reflects adjustment of estimated changes in real estate taxes and insurance costs.

(f)           Represents interest expense on the expected permanent mortgages incurred on the Property at an interest rate of 4.67% and the increase in interest expense due to the refinancing of 62 Boylston Street, Boston, MA.

C.            ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012:

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Twelve Months Ended December 31, 2012

		Pro Forma
		Historic			Consolidated
	Historic NERA (a)	Windson Green (b)	Adjustments		Totals
Revenues
Rental income	$34,784,130	$3,980,551	$—		$38,764,681
Laundry and sundry income	386,248	352,112	—		738,360
	35,170,378	4,332,663	—		39,503,041
Expenses
Administrative	1,813,150	178,515	—		1,991,665
Depreciation and amortization	6,012,755	—	5,075,836	(d)	11,088,591
Management fee	1,428,052	132,115	41,192	(c)	1,601,359
Operating	3,580,690	293,605	—		3,874,295
Renting	180,574	130,651	—		311,225
Repairs and maintenance	5,075,037	298,504	—		5,373,541
Taxes and insurance	4,299,169	466,185	310,960	(e)	5,076,314
	22,389,427	1,499,575	5,427,988		29,316,990
Income Before Other Income and Discontinued Operations	12,780,951	2,833,088	(5,427,988)		10,186,051
Other Income (Loss)
Interest income	2,216	—	—		2,216
Interest expense	(7,695,232)	—	(2,442,150	)(f)	(10,137,382)
(Loss) from investments in unconsolidated joint ventures	(1,487,484)	—	—		(1,487,484)
	(9,180,500)	—	(2,442,150)		(11,622,650)
Income From Continuing Operations	3,600,451	2,833,088	(7,870,138)		(1,436,599)
Discontinued Operations
Income from discontinued operations	33,348	—	—		33,348
Gain on the sale of real estate	—	—	—		—
	33,348	—	—		33,348
Net Income	$3,633,799	$2,833,088	$(7,870,138)		$(1,403,251)

Income per Unit
Income before discontinued operations	$27.44				$(10.95)
Income from discontinued operations	0.25				0.25
Net Income per Unit	$27.69				$(10.70)
Weighted Average Number of Units Outstanding	131,230				131,230

(a)        Derived from the Partnership’s audited financial statements for the year ended December 31, 2012.

(b)        Reflects revenues and operating expenses as reported by Windsor Green at Andover Apartments for the twelve months ended December 31, 2012.

(c)          Reflects an expected increase in the management fee from 3% to 4%.

(d)        Reflects depreciation expense for the twelve months ended December 31, 2012 for the Windsor Green based on a 27.5 year estimated useful life for the property’s building and improvements using a combined cost basis of $48,679,000 (the remaining purchase price is expected to be allocated to land) and approximately $1,700,000 amortization of in-place leases and tenants relationships, as if the properties had been owned for the entire period.  The expected useful life of in-place leases and tenant relationships are 12 months and 36 month respectively.

(e)         Reflects adjustment of estimated changes in real estate taxes and insurance costs.

(f)           Represents interest expense on the expected permanent mortgage incurred on the Property at an interest rate of 4.67% and the increase in interest expense due to the refinancing of 62 Boylston Street, Boston, MA.

D.                          NERA PRO FORMA TAXABLE INCOME

The pro forma acquisition of Windsor Green Apartments would result in approximately $3,300,000 reduction in the pro forma taxable income of NERA for the most recent available twelve month period or 25.14 per unit or 0.83 per receipt.

E.                           NERA PRO FORMA CASH AVAILABLE BY OPERATIONS

The pro forma acquisition of Windsor Green Apartments would result in an increase in pro forma cash available by operations of approximately $183,000 or $1.39 per unit or 0.05 per receipt for the most recent available twelve month period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES
LIMITED PARTNERSHIP
(Registrant)

September 30, 2013	By:	NEWREAL, INC., ITS GENERAL PARTNER
(Functional Equivalent of Chief Executive
Officer and Principal Financial Officer)

	By:	/s/ RONALD BROWN
Ronald Brown, President